UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

BHAV ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43200	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

255 Old New Brunswick Rd., Suite N210 Piscataway, NJ 08854
(Address of principal executive offices and zip code)

(732) 612-9552

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one right to acquire one-fourth of one Class A ordinary share	BHAVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BHAV	The Nasdaq Stock Market LLC
Rights, each right to acquire one-fourth of one Class A ordinary share	BHAVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on March 20, 2026, BHAV Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (each, a “Class A Ordinary Share”), and one right (each, a “Right”), with each one Right entitling the holder thereof to receive one-fourth (1/4) of one Class A Ordinary Share upon the completion of the Company’s initial business combination, pursuant to a Registration Statement on Form S-1 (File No. 333-293399). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000 (the “Public Proceeds”).

Simultaneously with the closing of the IPO, pursuant to a sponsor private placement unit subscription agreement between the Company and BHAV Partners LLC, and certain subscription agreements between the Company and certain third-party investors and certain individuals who are registered persons of Maxim Group LLC, each dated as of March 18, 2026, the Company completed the private sale (the “Private Placement”) of an aggregate of 200,000 private placement units (the “Private Units”), at a price of $10.00 per Private Unit, generating aggregate gross proceeds to the Company of $2,000,000 (the “Private Proceeds,” and together with the Public Proceeds, the “Offering Proceeds”). Each Private Unit consists of one Class A Ordinary Share and one Right, with each one Right entitling the holder thereof to receive one-fourth (1/4) of one Class A Ordinary Share upon the completion of the Company’s initial business combination.

In connection with the consummation of the IPO and the Private Placement, a total of $100,000,000, or $10.00 per Unit, of the Offering Proceeds were placed in the trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of March 20, 2026 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of March 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BHAV Acquisition Corp

	By:	/s/ Giri Devanur
	Name:	Giri Devanur
	Title:	Chief Executive Officer

Date: March 27, 2026

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